Issued capital and reserves	12 Months Ended
Dec. 31, 2019
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Issued capital and reserves
23.	Issued capital and reserves
Common shares
The capital stock of Mechel PAO consists of 416,270,745 common shares, each with a nominal value of 10 Russian rubles, all of which are issued, fully paid for and outstanding under the Russian law, of which 1,018,996 and nill were owned by one of the Group’s subsidiaries as of December 31, 2019 and 2018, respectively. In December 2019, the Group reacquired 1,018,996 common shares for RUB 63 million. Mechel PAO is authorised to issue additional 81,698,341 common shares with a nominal value of 10 Russian rubles each.
Preferred shares
As of December 31, 2019 and 2018, the Group had 138,756,915 preferred shares with a nominal value of 10 Russian rubles each, authorised and issued under the Russian law and representing 25% of the Mechel PAO’s share capital, of which 83,963,279 and 83,254,149 shares were outstanding and fully paid for, and the remaining 54,793,636 and 55,502,766 shares were owned by one of the Group’s subsidiaries. In December 2019, the Group sold 709,130 preferred shares for RUB 63 million. Under the Russian law and the Mechel PAO’s Charter, these preferred shares are non-cumulative and have no voting rights, except for cases stipulated by the law and the Charter. The dividend yield paid per one preferred share is also fixed by the Charter and amounts to 20% of the consolidated annual net profit of the Group under IFRS divided by 138,756,915 issued preferred shares.
Distributions made and proposed
Mechel and its subsidiaries can distribute all profits as dividends or transfer them to reserves in accordance with applicable legislation and the charters. Dividends may only be declared from undistributed earnings as shown in the statutory financial statements of Russian subsidiaries. Dividends from Russian companies are generally subject to a 13% withholding tax for residents and 15% for non-residents, which could be reduced or eliminated if paid to foreign owners under certain applicable double tax treaties.
Effective January 1, 2008, intercompany dividends may be subject to a withholding tax of 0% (if at the date of dividends declaration, the dividend-recipient Russian company held a controlling (over 50%) interest in the share capital of the company (Russian or foreign) of the dividend payer for a period over one year and the residence of the dividend distribution foreign company is not included into the Ministry of Finance offshore list. Herewith 0% tax rate is not applicable to the income received by foreign entities that are recognised as Russian residents in accordance with the Russian Tax Code.
On June 14 2019, the Group’s subsidiary declared dividends attributable to non-controlling interests of RUB 0.030 million for 2018. On June 28, 2019, Mechel declared dividends of RUB 1,516 million (RUB 18.21 per preferred share) to the third party holders of preferred shares for 2018.
On June 29, 2018, the Group’s subsidiaries declared dividends attributable to non-controlling interests of RUB 0.056 million and Mechel declared dividends of RUB 1,387 million (RUB 16.66 per preferred share) to the holders of preferred shares for 2017.
On June 30, 2017, the Group’s subsidiaries declared dividends attributable to non-controlling interests of RUB 359 million and Mechel declared dividends of RUB 856 million (RUB 10.28 per preferred share) to the holders of preferred shares for 2016.

Additional paid-in capital
In 2017, additional paid-in capital was decreased by RUB 3,948 million due to the acquisition of non-controlling interests of 2.53% and 0.21% in certain Group’s subsidiaries with the negative carrying value of RUB 590 million.
Earnings (loss) per share (EPS)
Basic EPS is calculated by dividing the profit (loss) for the year attributable to common equity holders of the parent by the weighted average number of common shares outstanding during the year.
There were no dilutive securities issued as of December 31, 2019, 2018 and 2017.